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                                                                    EXHIBIT 10.3

                                    April 4, 2001



Applied Power Credit Corporation
APW North America, Inc.
N22 W23685 Ridgeview Parkway West
Waukesha, Wisconsin 53188-1013

     Re: Possible Extension of Receivables Purchase Agreement, dated as of November 20, 1997 (as amended, supplemented or otherwise modified, the "Agreement"), among Applied Power Credit Corporation (the "Seller"), APW North America, Inc. (as successor to Applied Power Inc.) (the "Servicer"), Barton Capital Corporation (the "Purchaser"), and Societe
                                                       -------------------------
          Generale (the "Agent")
          ----------------------

Ladies and Gentlemen:

     Reference is hereby made to the Agreement. Capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to such terms in Schedule I to the Agreement.

     You have requested an extension of the Commitment Termination Date under the Agreement until May 15, 2001. The Purchaser is willing to agree to such extension, subject to your agreement to the following conditions:

          (a) delivery to the Agent no later than April 5, 2001 of executed Lock-Box Agreements for all Lock-Box Banks; and

          (b) delivery to the Agent no later than April 11, 2001 (or such later date as may be agreed to by the Agent in its sole discretion) of (i) an amendment to the Agreement providing for (A) the taking of the control and dominion over the Lock-Box Accounts by the Agent and the establishment of a "Concentration Account" under the control and dominion of the Agent into which all Collections will be transferred daily from the Lock-Box Accounts;
     (B) daily reporting and daily settlement (i.e., amounts will only be released from the "Concentration Account" to the extent of compliance under a daily borrowing base certificate); (C) an increase in the program fee to 0.75% from 0.28%; (D) the addition of a "Dilution Reserve" of $7,000,000;
     (E) a minimum Recourse
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April 4, 2001
Page 2

     Percentage of 20%; (F) the appointment of two independent directors for the Seller acceptable to the Agent; (G) a reduction of the Purchase Limit to $80,000,000; (H) expansion of the Termination Events to cover (x) all cross-defaults with respect to any Debt of $2,000,000 or more (declared or undeclared, waived or unwaived) and (y) any repayment of principal or any default or event of default (other than the "Covenant Noncompliance" described in the waiver dated March 30, 2001) or any acceleration or demand under the Bank of America agented or the Royal Bank of Scotland facilities; and (I) such other amendments as the Agent shall request; (ii)opinions of counsel with respect to true sale/non-consolidation, enforceability, perfection and such other matters as the Agent shall request with respect to the Seller, Servicer and Originators; (iii) any updates to UCC financing statements requested by the Agent; (iv) confirmation that all Lock-Box Accounts are in the name of the Seller and controlled by the Agent; and (v) a $75,000 amendment fee;

          (c) simultaneously with the pledge of the stock of the Seller to any Person, an executed intercreditor agreement (including, without limitation, such Person's agreement to not put the Seller into bankruptcy, to respect the independent director provisions or to not otherwise attach the securitization transaction), in form and substance satisfactory to the Agent;

          (d) allow an examination, with the full cooperation of the Servicer, the Seller and each Originator, by accountants or consultants selected by the Agent, of the Receivables and Related Assets and related books, records and computer data and such other matters as shall be requested by the Agent, at the expense of the Servicer; and

          (e) payment by the Servicer of all fees and expenses (including, without limitation, all fees, expenses and costs of counsel) of the Agent and Purchaser, including, without limitation, payment by the Servicer of a retainer of $200,000.

     Please signify your agreement to the foregoing conditions and your confirmation that (i) all of the representations and warranties contained in the Agreement are correct on and as of the date hereof as though made on and as of such date, (ii) no event has occurred and is continuing which constitutes a Termination Event or Unmatured Termination Event as of such date and (iii) the
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April 4, 2001
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Aggregate Purchaser's Investments as of such date is $78,928,665.00 (and such amount is not subject to any offset, dispute, counterclaim or other defense whatsoever), in the space provided below.

                                    Very truly yours,

                                    SOCIETE GENERALE, as Agent


                                    By:   /s/ Martin J. Finan
                                          ----------------------
                                    Name: MARTIN J. FINAN
                                          ----------------------
                                    Title: Managing Director
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Accepted and Agreed
as of the date hereof:

APPLIED POWER CREDIT CORPORATION


By:   /s/ Michael S. Duffey
      ----------------------
Name: MICHAEL S. DUFFEY
      ----------------------
Title: SVP-CFO
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